SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

BENEFICIAL BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36806	47-1569198
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

Beneficial Bank Place, 1818 Market Street, Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(215) 864-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On April 21, 2016, the stockholders of Beneficial Bancorp, Inc. (the “Company”) approved the Beneficial Bancorp, Inc. 2016 Omnibus Incentive Plan (the “Plan”).  Employees, officers and directors of the Company and its affiliates are eligible to participate in the Plan.  The terms of the Plan were previously disclosed in, and a copy of the Plan was included as an appendix to, the definitive proxy materials for the Company’s 2016 annual meeting of stockholders that were filed with the Securities and Exchange Commission on March 11, 2016.

Item 5.07              Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on April 21, 2016.  The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.                                      The following individuals were elected as directors, each for the terms set forth above their names below, by the following vote:

Three-Year Terms:

	FOR	WITHHELD
Edward G. Boehne	56,956,891	3,931,377
Michael J. Donahue	59,296,333	1,591,935
Donald F. Gayhardt, Jr.	59,483,718	1,404,550

Two-Year Terms:

	FOR	WITHHELD
Karen Dougherty Buchholz	59,337,562	1,550,706
Roy D. Yates	59,074,540	1,813,728

There were 12,459,880 broker non-votes on the proposal.

2.                                      The Beneficial Bancorp, Inc. 2016 Omnibus Incentive Plan was approved by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
58,557,859	1,897,847	432,562

There were 12,459,880 broker non-votes on the proposal.

3.                                      The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
72,016,250	1,062,923	268,975

There were no broker non-votes on the proposal.

4.                                      An advisory vote was taken on the compensation of the Company’s named       executive officers as disclosed in the proxy statement and the vote was as follows:

FOR	AGAINST	ABSTAIN
57,429,382	2,900,203	558,683

There were 12,459,880 broker non-votes on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BENEFICIAL BANCORP, INC.

Date: April 21, 2016	By:	/s/ Thomas D. Cestare
Thomas D. Cestare
Executive Vice President and
Chief Financial Officer